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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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      Date of Report (Date of earliest event reported):  January 17, 2001

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
            (Exact name of registrant as specified in its charter)


           DELAWARE                      0-29092            54-1708481
(State or Other Jurisdiction of       (Commission         (IRS Employer
       Incorporation)                 File Number)      Identification No.)

         1700 OLD MEADOW ROAD, SUITE 300, MCLEAN, VIRGINIA       22102
             (Address of principal executive offices)          (Zip Code)

      Registrant's telephone number, including area code:  (703) 902-2800

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ITEMS 1-4.   NOT APPLICABLE.

ITEM 5.

         On January 17, 2001, Primus Telecommunications Group, Incorporated announced that it purchased in the open market $61.9 million principal amount of its high yield debt for $20.3 million in cash, $36.4 million of its 5.75% Convertible Debentures (the "Debentures") due 2007 for $10.5 million in cash proceeds from the issuance of new equity, and has also agreed with two holders holding an aggregate of $129.6 million in principal amount of the Debentures to exchange at their request such Debentures for 8,308,258 newly issued shares of PRIMUS common stock in an exchange transaction exempt from applicable registration requirements. The Company issued a press release on January 17,2001 announcing such transactions, filed herewith as Exhibit 99.1


ITEMS 6.   NOT APPLICABLE.

ITEMS 7.  c) Exhibits

Exhibit 99.1   Press Release dated January 17, 2001, issued by the Company.

ITEMS 8.   NOT APPLICABLE.


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           PRIMUS TELECOMMUNICATIONS
                              GROUP, INCORPORATED


                             By: /s/ Neil L. Hazard
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                                 Neil L. Hazard
                                 Executive Vice President
                                 and Chief Financial Officer


Date:  January 17, 2001